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                                                                 EXHIBIT 10.4.1




                                FIRST AMENDMENT

                                       TO

                          SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT


                                     among

                              OCEAN ENERGY, INC.,
                                as the Borrower,


                           THE CHASE MANHATTAN BANK,
                                   as Agent,

                                      and

                          THE LENDERS SIGNATORY HERETO

                        Effective as of January 27, 1998
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                       FIRST AMENDMENT TO SECOND AMENDED
                         AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") executed effective as of the 27th day of January, 1998 (the "Effective Date"), is among Ocean Energy, Inc., a corporation duly organized and validly existing under the laws of the State of Louisiana (the "Borrower"); each of the lenders under the Credit Agreement (hereinafter defined) (individually, a "Lender" and, collectively, the "Lenders"); and THE CHASE MANHATTAN BANK, as agent for the Lenders under the Credit Agreement (in such capacity, together with its successors in such capacity, the "Agent").

                                   RECITALS.

         A. The Borrower, the Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of October 15, 1997 (as amended, restated, modified or otherwise supplemented from time to time, the "Credit Agreement"), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower; and

         B. The Borrower has requested and the Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement; and

         C. Now, therefore, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Defined Terms. All capitalized terms which are defined in the Credit Agreement, but which are not defined in this First Amendment, shall have the same meanings as defined in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

         Section 2.      Amendments to Credit Agreement.

         2.1 Section 1.02. Section 1.02 is hereby amended to add the following definitions of "First Amendment" and "First Amendment Effective Date" where alphabetically appropriate:

                 "First Amendment" shall mean that certain First Amendment to Second Amended and Restated Credit Agreement dated as of January __, 1998 among the Borrower, the Agent and the Lenders.

                 "First Amendment Effective Date" shall mean the "Effective Date" as such term is defined in the First Amendment.

         2.2 Section 8.07(a). Section 8.07(a) is hereby deleted in its entirety and the following is inserted in lieu thereof:





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                 (a)      Not less than 30 days prior to each Scheduled
         Redetermination Date, commencing with the Scheduled Redetermination Date to occur on April 1, 1998, the Borrower shall furnish to the Agent (who shall promptly notify each of the Lenders) a Reserve Report. The January 1 Reserve Report of each year shall be comprised of two reports; one being prepared by or under the supervision of certified independent petroleum engineers or other independent petroleum consultant(s) acceptable to the Agent and evaluating Oil and Gas Properties comprising not less than eighty percent (80%) of the PV10 of the Borrower's and its Subsidiaries' Oil and Gas Properties, and the other being prepared by or under the supervision of the chief petroleum engineer of the Borrower (utilizing substantially similar procedures to those used by its independent petroleum engineers) and evaluating the Oil and Gas Properties comprising the remaining PV10 of its and its Subsidiaries' Oil and Gas Properties. The July 1 Reserve Report of each year shall be prepared by or under the supervision of the chief petroleum engineer of the Borrower who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately proceeding January 1 Reserve Report.

         Section 3. Conditions Precedent. The effectiveness of this First Amendment is subject to the receipt by the Agent of the following documents and satisfaction of the conditions provided in this Section 3, each of which shall be satisfactory to the Agent in form and substance:

         3.1 Loan Documents. The Agent shall have received multiple counterparts, as requested of this First Amendment, executed and delivered by a duly authorized officer of each party.

         3.2 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

         Section 4. Representations and Warranties. The Borrower and the Parent Company hereby affirms that as of the date of execution and delivery of this First Amendment, all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects as though made on and as of the Effective Date and after giving effect to this First Amendment and to the transactions contemplated hereby and that no Defaults exist under the Credit Agreement or will exist under the Credit Agreement after giving effect to the aforesaid transactions.

         Section 5.     Miscellaneous.

         5.1 Confirmation. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with their terms following the effectiveness of this First Amendment.

         5.2 Ratification and Affirmation of Parent Company. The Parent Company hereby expressly (i) acknowledges the terms of this First Amendment,
(ii) ratifies and affirms its obligations under the Guaranty Agreement, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and agrees that said Guaranty Agreement remains in full force and effect with respect to the Indebtedness.










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         5.3     Counterparts.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         5.4 No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER SECURITY INSTRUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         5.5 GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.





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         IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be duly executed effective as of the date first written above.


BORROWER:                         OCEAN ENERGY, INC., a Louisiana corporation


                                  By: /s/ ROBERT L. BELK
                                     ------------------------------------------
                                  Robert L. Belk
                                  Executive Vice President and Chief Financial
                                  Officer



PARENT COMPANY                    OCEAN ENERGY, INC.,a Delaware corporation


                                  By: /s/ ROBERT L. BELK
                                     ------------------------------------------
                                  Robert L. Belk
                                  Executive Vice President and Chief Financial
                                  Officer










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AGENT:                            THE CHASE MANHATTAN BANK, as Agent


                                  By: /s/ ILLEGIBLE
                                     ------------------------------------------
                                  Name:   ILLEGIBLE
                                  Title:  Vice President



LENDER:                           THE CHASE MANHATTAN BANK


                                  By: /s/ ILLEGIBLE
                                     ------------------------------------------
                                  Name:   ILLEGIBLE
                                  Title:  Vice President



LENDER:                           BANQUE PARIBAS


                                  By: /s/ DOUGLAS R. LIFTMAN
                                     ------------------------------------------
                                  Name:   Douglas R. Liftman
                                  Title:  Vice President


                                  By: /s/ MARIAN LIVINGSTON
                                     ------------------------------------------
                                  Name:   Marian Livingston
                                  Title:  Vice President



LENDER:                           BANK ONE, TEXAS, N.A.



                                  By: /s/ DAVID W. PHILLIPS
                                     ------------------------------------------
                                  Name:   David W. Phillips
                                  Title:  Vice President





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LENDER:                           BANK OF MONTREAL



                                  By: /s/ ILLEGIBLE
                                     ------------------------------------------
                                  Name:   ILLEGIBLE
                                  Title:



LENDER:                           FIRST NATIONAL BANK OF COMMERCE



                                  By: /s/ DAVID R. REID
                                     -----------------------------------------
                                          David R. Reid
                                          Senior Vice President



LENDER:                           SOCIETE GENERALE, SOUTHWEST AGENCY


                                  By: /s/ ELIZABETH WILBY HUNTER
                                     ------------------------------------------
                                          Elizabeth Wilby Hunter
                                          Vice President



LENDER:                           BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION



                                  By: /s/ RONALD E. MCKAIG
                                     ------------------------------------------
                                  Name:   Ronald E. McKaig
                                  Title:  Vice President





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LENDER:                           HIBERNIA NATIONAL BANK



                                  By: /s/ COLLEEN MCEVOY
                                     ------------------------------------------
                                          Colleen McEvoy
                                          Vice President





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